                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 14, 2000

I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  608,277.81
      Available Funds:
         Contract Payments due and received in this period                                                              5,093,985.65
         Contract Payments due in prior period(s) and received in this period                                             554,605.93
         Contract Payments received in this period for next period                                                        197,454.90
         Sales, Use and Property Tax, Maintenance, Late Charges                                                           135,399.19
         Prepayment Amounts related to early termination in this period                                                   945,484.66
         Servicer Advance                                                                                               1,093,502.10
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     15,329.41
         Interest earned on Collection Account                                                                             35,886.66
         Interest earned on Affiliated Account                                                                              7,404.50
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
            contract)                                                                                                           0.00
         Amounts paid under insurance policies                                                                                  0.00
         Any other amounts                                                                                                      0.00

                                                                                                                       -------------
      Total Available Funds                                                                                             8,687,330.81
      Less: Amounts to be Retained in Collection Account                                                                  478,257.50
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          8,209,073.31
                                                                                                                       =============


      DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                  0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    554,605.93
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

               a) Class A1 Principal and Interest                                                                       5,019,892.66
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     236,112.50
               a) Class A3 Principal (distributed after A2 Note matures) and Interest                                     522,208.33
               a) Class A4 Principal (distributed after A3 Note matures) and Interest                                     619,968.75
               b) Class B Principal and Interest                                                                          109,737.23
               c) Class C Principal and Interest                                                                          220,163.25
               d) Class D Principal and Interest                                                                          148,959.03
               e) Class E Principal and Interest                                                                          199,509.04

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             115,003.04
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            166,530.65
               c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                  15,329.41
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    178,690.35
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                  102,363.14
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           8,209,073.31
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          478,257.50
                                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,925,289.09
      - Add Investment Earnings                                                                                            15,329.41
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                           15,329.41
                                                                                                                       -------------
End of period balance                                                                                                  $2,925,289.09
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,925,289.09
                                                                                                                       =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 14, 2000

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                               167,718,789.05
                          Pool B                                72,492,955.51
                                                               --------------
                                                                                      240,211,744.56
Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                1,056,592.78
Class A Monthly Interest - Pool B                                  456,690.25

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               2,303,648.87
Class A Monthly Principal - Pool B                               2,581,250.34
                                                               --------------
                                                                                        4,884,899.21
Ending Principal Balance of the Class A Notes
                          Pool A                               165,415,140.18
                          Pool B                                69,911,705.17
                                                               --------------
                                                                                      --------------
                                                                                      235,326,845.35
                                                                                      ==============




Interest Paid Per $1,000                           Principal Paid Per $1,000                                Ending Principal
Original Face $257,425,000                         Original Face $257,425,000                               Balance Factor
          $5.878539                                         $18.976009                                        91.415692%


IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                          Class A1                             22,586,744.56
                          Class A2                             39,000,000.00
                          Class A3                             83,000,000.00
                          Class A4                             95,625,000.00

                                                               -------------

Class A Monthly Interest                                                          240,211,744.56
                          Class A1 (Actual Number Days/360)       134,993.45
                          Class A2                                236,112.50
                          Class A3                                522,208.33
                          Class A4                                619,968.75

                                                               -------------

Class A Monthly Principal
                          Class A1                              4,884,899.21
                          Class A2                                      0.00
                          Class A3                                      0.00
                          Class A4                                      0.00

                                                               -------------
                                                                                    4,884,899.21
Ending Principal Balance of the Class A Notes
                          Class A1                             17,701,845.35
                          Class A2                             39,000,000.00
                          Class A3                             83,000,000.00
                          Class A4                             95,625,000.00

                                                               -------------
                                                                                  --------------
                                                                                  235,326,845.35
                                                                                  ==============

Class A1

Interest Paid Per $1,000                           Principal Paid Per $1,000                                Ending Principal
Original Face $39,800,000                          Original Face $39,800,000                                Balance Factor
          $3.391795                                         $122.736161                                       44.476998%

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 14, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE


           Beginning Principal Balance of the Class B Notes
                                                   Pool A                 2,858,202.85
                                                   Pool B                 1,235,389.39
                                                                          ------------
                                                                                           4,093,592.24

           Class B Overdue Interest, if any                                       0.00
           Class B Monthly Interest - Pool A                                 18,483.05
           Class B Monthly Interest - Pool B                                  7,988.85
           Class B Overdue Principal, if any                                      0.00
           Class B Monthly Principal - Pool A                                39,266.74
           Class B Monthly Principal - Pool B                                43,998.59
                                                                          ------------
                                                                                              83,265.33
           Ending Principal Balance of the Class B Notes
                                                   Pool A                 2,818,936.11
                                                   Pool B                 1,191,390.80
                                                                          ------------
                                                                                           -------------
                                                                                           4,010,326.91
                                                                                           =============

           Interest Paid Per $1,000                     Principal Paid Per $1,000            Ending Principal
           Original Face $4,387,000                     Original Face $4,387,000             Balance Factor
                    $6.034169                                $18.980016                         91.413880%

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                                           Pool A                     5,717,096.90
                                                           Pool B                     2,471,087.57
                                                                                      ------------
                                                                                                       8,188,184.47

           Class C Overdue Interest, if any                                                   0.00
           Class C Monthly Interest - Pool A                                             37,446.98
           Class C Monthly Interest - Pool B                                             16,185.62
           Class C Overdue Principal, if any                                                  0.00
           Class C Monthly Principal - Pool A                                            78,533.48
           Class C Monthly Principal - Pool B                                            87,997.17
                                                                                      ------------
                                                                                                         166,530.65
           Ending Principal Balance of the Class C Notes
                                                           Pool A                     5,638,563.42
                                                           Pool B                     2,383,090.40
                                                                                      ------------
                                                                                                       -------------
                                                                                                       8,021,653.82
                                                                                                       =============

           Interest Paid Per $1,000                                Principal Paid Per $1,000                Ending Principal
           Original Face $8,775,000                                Original Face $8,775,000                 Balance Factor
                   $6.111977                                             $18.977852                           91.414858%

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 14, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                                           Pool A            3,811,397.93
                                                           Pool B            1,647,391.71
                                                                             ------------
                                                                                                5,458,789.64

           Class D Overdue Interest, if any                                          0.00
           Class D Monthly Interest - Pool A                                    26,489.22
           Class D Monthly Interest - Pool B                                    11,449.37
           Class D Overdue Principal, if any                                         0.00
           Class D Monthly Principal - Pool A                                   52,355.66
           Class D Monthly Principal - Pool B                                   58,664.78
                                                                             ------------
                                                                                                  111,020.44
           Ending Principal Balance of the Class D Notes
                                                           Pool A            3,759,042.27
                                                           Pool B            1,588,726.93
                                                                             ------------
                                                                                                ------------
                                                                                                5,347,769.20
                                                                                                ============

           Interest Paid Per $1,000                         Principal Paid Per $1,000                        Ending Principal
           Original Face $5,850,000                         Original Face $5,850,000                         Balance Factor
                 $6.485229                                        $18.977853                                    91.414858%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                                           Pool A                     4,764,593.03
                                                           Pool B                     2,059,394.06
                                                                                      ------------
                                                                                                           6,823,987.09

           Class E Overdue Interest, if any                                                   0.00
           Class E Monthly Interest - Pool A                                             42,404.88
           Class E Monthly Interest - Pool B                                             18,328.61
           Class E Overdue Principal, if any                                                  0.00
           Class E Monthly Principal - Pool A                                            65,444.57
           Class E Monthly Principal - Pool B                                            73,330.98
                                                                                      ------------
                                                                                                             138,775.55
           Ending Principal Balance of the Class E Notes
                                                           Pool A                     4,699,148.46
                                                           Pool B                     1,986,063.08
                                                                                      ------------
                                                                                                           ------------
                                                                                                           6,685,211.54
                                                                                                           ============


           Interest Paid Per $1,000                                   Principal Paid Per $1,000                Ending Principal
           Original Face $7,313,000                                   Original Face $7,313,000                 Balance Factor
                   $8.304867                                                 $18.976555                          91.415446%

                        DVI RECEIVABLES XI, L.L.C. 2000-1

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 14, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                                    Pool A                              5,719,799.09
                                                    Pool B                              2,472,294.81
                                                                                        ------------
                                                                                                                        8,192,093.90

           Residual Interest - Pool A                                                      87,194.45
           Residual Interest - Pool B                                                      27,808.59
           Residual Principal - Pool A                                                     78,533.48
           Residual Principal - Pool B                                                     87,997.17
                                                                                        ------------
                                                                                                                          166,530.65
           Ending Residual Principal Balance
                                                    Pool A                              5,641,265.61
                                                    Pool B                              2,384,297.64
                                                                                        ------------
                                                                                                                        ------------
                                                                                                                        8,025,563.25
                                                                                                                        ============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                              102,363.14
            - Servicer Advances reimbursement                                                                             554,605.93
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             178,690.35
                                                                                                                        ------------
           Total amounts due to Servicer                                                                                  835,659.42
                                                                                                                        ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the beginning of the related Collection Period                                                190,589,878.85

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                      2,617,782.81

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                           --------------
            at the ending of the related Collection Period                                                   187,972,096.04
                                                                                                             ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                 2,600,584.97

             - Principal portion of Prepayment Amounts                                          17,197.84

             - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                    Defaulted Contracts during the Collection Period                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                    during Collection Period                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                    withdrawn during Collection Period                                               0.00

                                                                                             ------------
                              Total Decline in Aggregate Discounted Contract Balance         2,617,782.81
                                                                                             ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the beginning of the related Collection Period                                                 82,378,513.04

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                      2,933,239.02

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                           --------------
            at the ending of the related Collection Period                                                    79,445,274.02
                                                                                                             ===============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                 2,006,769.07

             - Principal portion of Prepayment Amounts                                         926,469.95

             - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                    Defaulted Contracts during the Collection Period                                 0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added
                    during Collection Period                                                         0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                    withdrawn during Collection Period                                               0.00

                                                                                             ------------
                              Total Decline in Aggregate Discounted Contract Balance         2,933,239.02
                                                                                             ============

                                                                                                             --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            267,417,370.06
                                                                                                             ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                  Predecessor
                                                                Discounted       Predecessor     Discounted
         Lease #     Lessee Name                                Present Value    Lease #         Present Value
         -------     -----------                                -------------    -------         -------------
                     NONE











                                                                -------------                    -------------
                                                    Totals:             $0.00                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $          0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                       $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES        NO  X
                                                                                                    ---       ---

         POOL B                                                                                  Predecessor
                                                                Discounted       Predecessor     Discounted
         Lease #     Lessee Name                                Present Value    Lease #         Present Value
         -------     -----------                                -------------    -------         -------------
                     NONE











                                                                -------------                    -------------
                                                    Totals:             $0.00                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $         0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                    0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES        NO  X
                                                                                                    ---       ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2000

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                 Predecessor
                                                                Discounted       Predecessor     Discounted
         Lease #     Lessee Name                                Present Value    Lease #         Present Value
         -------     -----------                                -------------    -------         -------------
                     NONE











                                                                -------------                    -------------
                                                    Totals:             $0.00                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                       $202,195,615.75
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES        NO  X
                                                                                                    ---       ---

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                           Predecessor
                                                                Discounted       Predecessor     Discounted
         Lease #     Lessee Name                                Present Value    Lease #         Present Value
         -------     -----------                                -------------    -------         -------------
                     NONE











                                                                -------------                    -------------
                                                    Totals:             $0.00                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                      0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                  0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES        NO  X
                                                                                                    ---       ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 14, 2000

XV.    POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                        TOTAL OUTSTANDING CONTRACTS
         This Month                          1,014,611.11      This Month                      267,417,370.06
         1 Month Prior                         560,468.33      1 Month Prior                   272,968,391.89
         2 Months Prior                        190,853.11      2 Months Prior                  279,054,181.82

         Total                               1,765,932.55      Total                           819,439,943.77

         a) 3 MONTH AVERAGE                    588,644.18      b) 3 MONTH AVERAGE              273,146,647.92

         c) a/b                                     0.22%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes            No    X
                                                                                          -------       -------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                        Yes            No    X
                                                                                          -------       -------
         B. An Indenture Event of Default has occurred and is then continuing?        Yes            No    X
                                                                                          -------       -------

4.       Has a Servicer Event of Default occurred?                                    Yes            No    X
                                                                                          -------       -------


5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                             Yes            No    X
                                                                                          -------       -------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                     Yes            No    X
                                                                                          -------       -------
         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?      Yes            No    X
                                                                                          -------       -------

6.       Aggregate Discounted Contract Balance at Closing Date                        Balance   $270,243,724.70
                                                                                                ---------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due          Current Pool Balance            # Leases
                  -------------          --------------------            --------
                        31 - 60                 10,613,914.46                  54

                        61 - 90                  3,622,571.33                  14

                       91 - 180                  1,014,611.11                  13



         Approved By:
         Lisa J. Cruikshank
         Vice President